Exhibit 99.1

Xactly Reports Second Quarter Fiscal 2017 Financial Results

Total Revenue Increases 31% Year-Over-Year

Subscribers Increase 30% Year-Over-Year

SAN JOSE, Calif., September 8, 2016 —(BUSINESS WIRE)— Xactly (NYSE:XTLY), a leading provider of cloud-based incentive solutions, today announced its financial results for the second quarter of fiscal year 2017 ended July 31, 2016.

“We are very pleased to report another quarter of strong financial results as demand for our cloud-based incentive compensation solutions remained robust,” said Christopher W. Cabrera, founder and CEO of Xactly Corporation. “The future has never been brighter for Xactly. We remain focused on leading the space with innovative products and our unique data set, continued revenue and billings growth and progressing on our path to profitability.”

“Our Q2 results demonstrate our ability to deliver strong revenue growth and continued improvement on the bottom line. This trajectory gives us further confidence in reaching our goal of positive cash flow from operations in the fourth quarter of this fiscal year,” said Joseph Consul, CFO of Xactly Corporation.

Second Quarter Fiscal 2017 Financial Highlights

•	Total revenue was $24.0 million, an increase of 31% from the second quarter of fiscal year 2016 total revenue of $18.4 million. Subscription revenue was $18.2 million, an increase of 27% from the second quarter of fiscal 2016 subscription revenue of $14.3 million.

•	GAAP net loss for the second quarter of fiscal 2017 was $(4.3) million compared to $(3.5) million in the second quarter of fiscal 2016.

•	Non-GAAP net loss for the second quarter of fiscal 2017 was $(2.4) million compared to a non-GAAP net loss of $(5.7) million for the second quarter of fiscal 2016.

•	Adjusted EBITDA for the second quarter of fiscal 2017 was a loss of $(1.3) million, or 6% of revenue, compared to a loss of $(3.5) million, or 19% of revenue, for the second quarter of fiscal 2016.

Recent Business Highlights

•	Ended the quarter with 281,000 subscribers, a 30% increase over last year. The second quarter marked the 5th consecutive quarter of 30%+ subscriber growth.

•	Added key enterprise wins in the Automotive, Travel and Hospitality, and Technology vertical markets.

•	Recognized as the best mid-size workplace by Bay Area News Group’s Top Workplaces. This is the 8th time Xactly has been recognized for its strong employee centric culture. Voted on by its employees, Xactly was noted for its exceptional workforce satisfaction, enabling employees to feel inspired while doing great work.

Business Outlook

For the third quarter of fiscal 2017, Xactly expects to report:

•	Revenue in the range of $23.3 to $24.1 million

•	GAAP net loss in the range of $(7.0) to $(6.2) million, or $(0.23) to $(0.20) per share

•	Non-GAAP net loss in the range of $(4.6) to $(3.8) million, or $(0.15) to $(0.12) per share

For the full year of fiscal 2017, Xactly expects to report:

•	Revenue in the range of $96.0 to $97.5 million

•	GAAP net loss in the range of $(22.6) to $(21.1) million, or $(0.75) to $(0.69) per share

•	Non-GAAP net loss in the range of $(14.1) to $(12.6) million, or $(0.47) to $(0.41) per share

Conference Call Details:

Xactly will discuss its quarterly results today via teleconference at 1:30 p.m. PT (4:30 p.m. ET). Investors may listen to the live conference call (ID 1123814) by dialing 888-500-6948 or 719-325-2140 at 4:30 p.m. Eastern Time on September 8, 2016. An audio replay of the call will be available at 7:30 p.m. Eastern Time on September 8, 2016 through 7:30 p.m. Eastern Time on September 22, 2016. The replay dial information will be provided when registered here.

A webcast of the presentation will be available on the company’s investor relations website at http://investors.xactlycorp.com/investors/overview/default.aspx.k

Non-GAAP Financial Measures

To supplement its financial statements, Xactly also provides investors with certain non-GAAP financial measures. We believe that these non-GAAP measures are useful as a supplement in evaluating our ongoing operational performance and enhancing an overall understanding of our past financial performance. The non-GAAP financial measures included in this press release should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP, and the non-GAAP financial measures that we use may differ from those of other companies in our industry. A reconciliation between each non-GAAP financial measure and its nearest GAAP equivalent and related explanations are included below. We believe that supplementing GAAP disclosure with non-GAAP disclosure that excludes items that are not directly related to performance in any particular period provides management and investors with a more complete view of Xactly’s operational performance. Various items are excluded from such non-GAAP financial measures in part because the decisions which gave rise to the excluded items were not made to increase revenue in a particular period, but were made for Xactly’s long-term benefit over multiple periods.

Non-GAAP net loss and non-GAAP net loss per share We believe non-GAAP net loss and non-GAAP net loss per share may prove useful to investors who wish to consider the impact of certain non-cash or non-recurring items, such as certain one-time charges, on Xactly’s operating performance. We compensate for the inherent limitations associated with using non-GAAP net loss and non-GAAP net loss per share through disclosure of these limitations, presentation of our financial statements in accordance with U.S. GAAP and reconciliation of these non-GAAP financial measures to the most directly comparable U.S. GAAP measures, net loss and net loss per share. We calculate non-GAAP net loss (and non-GAAP net loss per share) as net loss (and net loss per share) before (i) stock-based compensation, (ii) increase or decrease in expenses related to the change in fair value of convertible preferred stock warrant liabilities, (iii) amortization of intangible assets, and (iv) any applicable, non-recurring or unusual charges as we may determine from time to time.

Adjusted EBITDA We believe that Adjusted EBITDA helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that we exclude from Adjusted EBITDA. Furthermore, we use this measure to establish budgets and operational goals for managing our business and evaluating our performance. We also believe that Adjusted EBITDA provides an additional tool for investors to use in comparing our recurring core business operating results over multiple periods with other companies in our industry. We compensate for the inherent limitations associated with using Adjusted EBITDA through disclosure of these limitations, presentation of our financial statements in accordance with U.S. GAAP and reconciliation of Adjusted EBITDA to the most directly comparable U.S. GAAP measure, net loss. We calculate Adjusted EBITDA as net loss before (i) other income (expense), net, which includes interest expense, the change in fair value of convertible preferred stock warrant liabilities and other income and expense, (ii) income tax expense, (iii) depreciation and amortization of property and equipment, (iv) amortization of intangible assets, (v) amortization of debt issuance costs, (vi) stock-based compensation and (vii) any applicable, non-recurring or unusual charges as we may determine from time to time.

Forward-Looking Statements

All statements in this press release that are not historical are forward-looking statements, including, among other things, projected GAAP and non-GAAP financial operating results for the third quarter and full year of fiscal 2017, such as revenue, net loss, net loss per share, non-GAAP net loss and non-GAAP net loss per share, and our expectation regarding our ability to achieve positive cash flow from operations in the future, and other information about future events and trends that we believe may affect our business, financial condition, operating results and growth prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, changes in circumstances and other factors that are, in some cases, beyond Xactly’s control and could cause actual results to differ materially from the information expressed or implied by forward-looking statements made in this press release. Factors that could materially affect actual results can be found in Xactly’s most recent filings with the Securities and Exchange Commission, including Xactly’s most recent reports on Forms 8-K, 10-Q and 10-K, and include those listed under the caption “Risk Factors.” Xactly undertakes no obligation to revise or update information in this press release to reflect events or circumstances in the future, even if new information becomes available.

About Xactly

Xactly is a leading provider of enterprise-class, cloud-based, incentive compensation solutions for employee and sales performance management. We address a critical business need: To incentivize employees and align their behaviors with company goals. Our products allow organizations to make more strategic decisions, increase employee performance, improve margins, and mitigate risk. Our core values are key to our success, and each day we’re committed to upholding them by delivering the best we can to our customers.

©2016 Xactly Corporation. All rights reserved. Xactly, the Xactly logo, and “Inspire Performance” are registered trademarks or trademarks of Xactly Corporation in the United States and/or other countries. All other trademarks are the property of their respective owners.

CONTACT:

Joseph Consul

Chief Financial Officer

Xactly Corporation

Tel: 408-477-3338

Email: ir@xactlycorp.com

Investor Relations

The Blueshirt Group

Lisa Laukkanen

Tel: 415-217-4967

Email: lisa@blueshirtgroup.com

Nicole Gunderson

Tel: 415-489-2196

Email: nicole@blueshirtgroup.com

Xactly Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value and share amounts)

(Unaudited)

	July 31, 2016	January 31, 2016
Assets
Current assets:
Cash and cash equivalents	$45,163	$48,027
Restricted cash, short term	102	286
Accounts receivable, net	22,591	20,278
Prepaid expenses and other current assets	3,669	3,219

Total current assets	71,525	71,810
Property and equipment, net	10,240	8,410
Goodwill	6,384	6,384
Other long-term assets	283	280

Total assets	$88,432	$86,884

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$4,986	$2,362
Accrued expenses	8,987	9,512
Debt, current portion	8,981	8,981
Deferred revenue, current portion	44,825	41,183

Total current liabilities	67,779	62,038
Debt, less current portion	5,586	6,826
Other long-term liabilities	3,806	4,257
Deferred revenue, less current portion	3,541	3,327

Total liabilities	80,712	76,448
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 20,000,000 shares authorized as of July 31, 2016 and January 31, 2016, no shares issued or outstanding as of July 31, 2016 and January 31, 2016	—	—
Common stock, $0.001 par value; 1,000,000,000 shares authorized as of July 31, 2016 and January 31, 2016; 30,669,086 and 29,542,537 shares issued and outstanding as of July 31, 2016 and January 31, 2016, respectively	31	30
Additional paid-in capital	156,988	151,064
Accumulated other comprehensive loss	(183)	(180)
Accumulated deficit	(149,116)	(140,478)

Total shareholders’ equity	7,720	10,436

Total liabilities and shareholders’ equity	$88,432	$86,884

Xactly Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(Unaudited)

	Three months ended		Six months ended
	July 31,		July 31,
	2016	2015	2016	2015
Revenue:
Subscription services	$18,167	$14,271	$35,488	$27,748
Professional services	5,797	4,081	11,730	8,427

Total revenue	23,964	18,352	47,218	36,175
Cost of revenue:
Subscription services	4,140	4,130	8,275	7,718
Professional services	5,154	3,743	10,701	7,424

Total cost of revenue	9,294	7,873	18,976	15,142

Gross profit	14,670	10,479	28,242	21,033
Operating expenses:
Research and development	4,534	3,852	8,883	7,361
Sales and marketing	10,718	8,623	19,916	15,767
General and administrative	3,570	3,574	7,688	7,123

Total operating expenses	18,822	16,049	36,487	30,251

Operating loss	(4,152)	(5,570)	(8,245)	(9,218)
Other income (expense):
Interest expense	(120)	(1,345)	(253)	(2,641)
Decrease in fair value of preferred stock warrant liabilities	—	3,487	—	3,542
Other income (expense), net	20	(30)	8	(33)

Total other income (expense)	(100)	2,112	(245)	868

Loss before income taxes	(4,252)	(3,458)	(8,490)	(8,350)
Income tax expense	69	17	148	119

Net loss	$(4,321)	$(3,475)	$(8,638)	$(8,469)

Net loss per share attributable to common stockholders:
Basic and diluted	$(0.14)	$(0.28)	$(0.29)	$(1.10)

Weighted-average number of shares used in computing net loss per share attributable to common stockholders:
Basic and diluted	30,326	12,280	30,005	7,679

Xactly Corporation

Condensed Consolidated Statement of Cash Flows

(in thousands)

(Unaudited)

	Six months ended July 31,
	2016	2015
Cash flows from operating activities:
Net loss	$(8,638)	$(8,469)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,763	1,447
Amortization of debt issuance costs	12	925
Stock-based compensation	3,564	1,282
Donation of common stock to XactlyOne Foundation	—	498
(Income) from change in fair value of warrant liabilities	—	(3,542)
Loss from disposal on fixed assets	1	245
Facility exit costs	—	693
Changes in operating assets and liabilities:
Accounts receivable	(2,313)	2,896
Prepaid expenses and other current assets	(451)	(3,697)
Other long-term assets	—	5
Accounts payable	463	153
Accrued expenses	(493)	901
Deferred revenue	3,856	3,254
Other long-term liabilities	(483)	469

Net cash used in operating activities	(2,719)	(2,940)
Cash flows from investing activities:
Purchases of property and equipment	(1,437)	(3,660)
Restricted cash	184	—

Net cash used in investing activities	(1,253)	(3,660)
Cash flows from financing activities:
Payments of principal on term debt	(1,250)	—
Principal payments under capital lease obligations	(1)	(1)
Proceeds from exercise of warrants to acquire convertible preferred stock, net of issuance costs	—	37
Proceeds from exercise of warrants to acquire common stock	581	—
Proceeds from exercise of stock options	1,377	554
Proceeds from issuance of common stock for ESPP	891	—
Taxes paid on exercise of options	(488)	—
Payment of deferred initial public offering costs	—	(1,042)
Proceeds from initial public offering, net of offering costs	—	58,844

Net cash provided by financing activities	1,110	58,392
Effect of exchange rate changes on cash and cash equivalents	(2)	(15)

Net increase (decrease) in cash and cash equivalents	(2,864)	51,777
Cash and cash equivalents at beginning of period	48,027	19,325

Cash and cash equivalents at end of period	$45,163	$71,102

Reconciliation of GAAP Net Loss to Adjusted EBITDA

(in thousands)

(Unaudited)

	Three months ended		Six months ended
	July 31,		July 31,
	2016	2015	2016	2015
Net loss	$(4,321)	$(3,475)	$(8,638)	$(8,469)
Non-GAAP adjustments:
Interest expense	120	1,345	253	2,641
Income tax expense	69	17	148	119
Depreciation and amortization	897	848	1,763	1,447
Stock-based compensation	1,928	733	3,564	1,282
Decrease in fair value of preferred stock warrant liabilities	—	(3,487)	—	(3,542)
Other income (expense), net	(20)	30	(8)	33
Loss on disposal of fixed assets	1	—	1	245
Donation of common stock to XactlyOne Foundation	—	498	—	498

Adjusted EBITDA	$(1,326)	$(3,491)	$(2,917)	$(5,746)

Stock-based compensation

(in thousands)

(Unaudited)

	Three months ended		Six months ended
	July 31,		July 31,
	2016	2015	2016	2015
Stock-based compensation:
Cost of subscription services	$133	$93	$266	$165
Cost of professional services	224	68	415	109
Research and development	434	146	844	240
Sales and marketing	508	173	879	285
General and administrative	629	253	1,160	483

Total stock-based compensation	$1,928	$733	$3,564	$1,282

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss

(in thousands, except per share data)

(Unaudited)

	Three months ended		Six months ended
	July 31,		July 31,
	2016	2015	2016	2015
GAAP net loss	$(4,321)	$(3,475)	$(8,638)	$(8,469)
Non-GAAP adjustments:
Stock-based compensation	1,928	733	3,564	1,282
Decrease in fair value of preferred stock warrant liabilities	—	(3,487)	—	(3,542)
Donation of common stock to XactlyOne Foundation	—	498	—	498

Non-GAAP net loss	$(2,393)	$(5,731)	$(5,074)	$(10,231)

Non-GAAP net loss per share:
Basic and diluted	$(0.08)	$(0.47)	$(0.17)	$(1.33)

Shares used in computing non-GAAP net loss per share:
Basic and diluted	30,326	12,280	30,005	7,679

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss - GUIDANCE

(in thousands, except per share data)

(Unaudited)

	Three months ending October 31, 2016
	Low	High
GAAP net loss	$(7,000)	$(6,200)
Non-GAAP adjustments:
Stock-based compensation	2,400	2,400

Non-GAAP net loss	$(4,600)	$(3,800)

GAAP net loss per share, basic and diluted	$(0.23)	$(0.20)

Non-GAAP net loss per share, basic and diluted	$(0.15)	$(0.12)

Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	30,900	30,900

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss - GUIDANCE

(in thousands, except per share data)

(Unaudited)

	Fiscal Year Ending January 31, 2017
	Low	High
GAAP net loss	$(22,600)	$(21,100)
Non-GAAP adjustments:
Stock-based compensation	8,500	8,500

Non-GAAP net loss	$(14,100)	$(12,600)

GAAP net loss per share, basic and diluted	$(0.75)	$(0.69)

Non-GAAP net loss per share, basic and diluted	$(0.47)	$(0.41)

Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	30,300	30,300